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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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          Date of Report (Date of earliest event reported) June 5, 2006

                              Delcath Systems, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware               001-16133               06-1245881
 (State or other jurisdiction    (Commission            (IRS Employer
      Of incorporation)          File Number)        Identification No.)



                  1100 Summer Street
                 Stamford, Connecticut                 06905
       (Address of principal executive offices)      (Zip Code)

                                 (203) 323-8668

             (Registrant's telephone number, including area code.)


                                       N/A


        (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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Item 8.01 Other Events.

In the course of Delcath Systems, Inc.'s (Nasdaq: DCTH) (the "Company") periodic review of its corporate records, it has come to the attention of the Company that an incorrect version of the Company's Amended and Restated Certificate of Incorporation is on file with the Securities and Exchange Commission (the "SEC"). The Company is hereby correcting this inadvertent error by filing with the SEC the correct version of the Company's Amended and Restated Certificate of Incorporation, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

          (a) Financial Statements of Businesses Acquired.

Not applicable.

          (b) Pro Forma Financial Information.

Not applicable.

          (c) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number                               Description
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3.1        Amended and Restated Certificate of Incorporation of Delcath Systems,
           Inc., as amended to June 30, 2005.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 5, 2006                             DELCATH SYSTEMS, INC.


                                               By:    /s/ M.S. Koly
                                                   ------------------------
                                                   Name: M.S. Koly
                                                   Title: President and Chief
                                                   Executive Officer
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                                 EXHIBIT INDEX


Exhibit
Number                               Description
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3.1        Amended and Restated Certificate of Incorporation of Delcath Systems,
           Inc., as amended to June 30, 2005.